UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2008

NorthWestern Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10499 (Commission File Number)	46-0172280 (IRS Employer Identification No.)
3010 W. 69th Street Sioux Falls, South Dakota (Address of principal executive offices)		57108 (Zip Code)
(605) 978-2900 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of

Certain Officers.

In an 8-K filed on August 18, 2008, which is hereby incorporated by reference, NorthWestern Corporation d/b/a NorthWestern Energy (the “Company”) announced that Michael J. Hanson had resigned as President and Chief Executive Officer of the Company and described the benefits Mr. Hanson is entitled to receive upon the execution of a Waiver and Release Agreement (“Waiver and Release”).

On August 21, Mr. Hanson executed the Waiver and Release, and in accordance with the requirements of the Age Discrimination in Employment Act of 1967, as amended by the Older Workers Benefit Protection Act, Mr. Hanson has the right to revoke the Waiver and Release at any time prior to seven days following executing the agreement. The revocation period expires on August 28, and Mr. Hanson’s separation from the Company will be complete. The foregoing description of the Waiver and Release is qualified in its entirety by reference thereto, a copy of which is attached to this current report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

The following benefits that Mr. Hanson will receive, upon expiration of the revocation period, were described in detail in the 8-K filed on August 18. Mr. Hanson will receive (i) a lump-sum payment of $536,900, which equals Mr. Hanson’s current base salary, (ii) a pro-rata annual short-term incentive bonus, calculated at the end of the 2008 fiscal year, (iii) reimbursement of any COBRA premiums paid by Mr. Hanson during the 12-month period following his separation from the Company, and (iv) outplacement services up to a maximum of $12,000 over the 12-month period following Mr. Hanson’s separation from the Company. Mr. Hanson will have access to office space for a six-month period at a cost to the Company of approximately $5,000. 6,414 restricted shares, which were previously granted to Mr. Hanson and scheduled to vest on November 1, 2008, will vest effective August 28, 2008.

Also, as previously reported in the 8-K filed on August 18, the Company entered into a Consulting Agreement with Mr. Hanson on August 21, 2008 (the “Agreement”), under which Mr. Hanson will provide consulting services to the Company. Under this agreement Mr. Hanson will receive $22,371 for August 2008 and a monthly fee of $44,742 thereafter through the term of the Agreement which expires in February 2009. The foregoing description of the Consulting Agreement is qualified in its entirety by reference thereto, a copy of which is attached to this current report on Form 8-K as Exhibit 10.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION OF DOCUMENT
10.1*	Waiver and Release of Michael J. Hanson Executed August 21, 2008
10.2*	Consulting Agreement with Michael J. Hanson Executed August 21, 2008

* filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWESTERN CORPORATION

By:	/s/ Miggie E. Cramblit
Miggie E. Cramblit
Vice President, General Counsel and Corporate Secretary

Date: August 26, 2008

Index to Exhibits

EXHIBIT NO.	DESCRIPTION OF DOCUMENT
10.1*	Waiver and Release of Michael J. Hanson Executed August 21, 2008
10.2*	Consulting Agreement with Michael J. Hanson Executed August 21, 2008

* filed herewith

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